Related party transactions	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Related party transactions	Related party transactions
Our vessels are commercially managed by SCM and technically managed by SSM pursuant to the terms and conditions set forth under a revised master agreement which, for the year ended December 31, 2023, was effective as from January 1, 2018 (the "2018 Revised Master Agreement"). In 2024, certain terms of the 2018 Revised Master Agreement were amended and restated with an effective date of January 1, 2024 (the "2024 Revised Master Agreement"). The 2024 Revised Master Agreement may be terminated by either party upon 24 months' notice, unless terminated earlier in accordance with the provisions of the 2024 Revised Master Agreement. In the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change in control, including a sale of all or substantially all of our vessels, in which case a payment equal to 24 months of management fees will apply. SCM and SSM are related parties of ours.
Under the 2024 Revised Master Agreement, commercial management fees on vessels operating in one of the Scorpio Pools increased to $285 per vessel per day with respect to our LR2 vessels, and $360 per vessel per day with respect to each of our Handymax and MR vessels as of July 1, 2024. For vessels that are not operating in any of the Scorpio Pools, commercial management fees increased to $285 per vessel per day for each LR2 vessel and $335 per vessel per day for each Handymax and MR vessel on the effective date of January 1, 2024. Commissions on gross revenue per charter fixture remain unchanged at 1.50% for vessels operating in any of the Scorpio Pools and 1.25% for vessels not operating in any of the Scorpio Pools.
In addition, effective January 1, 2024, the fixed annual technical management fee payable to SSM was increased by $12,500 to $187,500 plus additional amounts for certain itemized services per vessel to provide technical management services for each of our owned vessels.
Transactions with entities controlled by the Lolli-Ghetti family (herein referred to as related parties) in the consolidated statements of operations and balance sheets are as follows:

	For the year ended December 31,
In thousands of U.S. dollars	2025	2024	2023
Pool revenue(1)
Scorpio MR Pool Limited	$323,088	$497,003	$605,442
Scorpio LR2 Pool Limited	302,048	416,014	405,244
Scorpio Handymax Tanker Pool Limited	108,999	118,432	135,481
Mercury Pool Limited	20,132	36,977	9,077
Voyage revenue(2)	3,565	2,250	—
Time charter-out revenue(3)	37,262	20,226	21,555
Voyage expenses(4)	(7,943)	(5,366)	(4,495)
Vessel operating costs(5)	(31,851)	(34,826)	(33,061)
Administrative expenses(6)	(21,649)	(19,371)	(15,450)

Purchases of bunkers(7)	(3,792)	(3,132)	(4,784)

(1)These transactions relate to revenue earned in the Scorpio Pools. The Scorpio Pools are related parties. From January 1, 2024 through June 30, 2024 and for the year ended December 31, 2023, when our vessels were in the Scorpio Pools, SCM, the pool manager, charged fees of $250 per vessel per day with respect to LR2 vessels, and $325 per vessel per day with respect to both Handymax and MR vessels, plus a commission of 1.50% on gross revenue per charter fixture. Effective July 1, 2024, pursuant to the 2024 Revised Master Agreement, SCM increased its fees to $285 per vessel per day with respect to our LR2 vessels and $360 per vessel per day with respect to each of our Handymax and MR vessels. Commissions on gross revenues per charter fixture remain unchanged at 1.50% for vessels operating in any of the Scorpio Pools. These are the same fees that SCM charged other vessels in these pools, including third party owned vessels during these periods.
(2)These transactions relate to revenue earned in the spot market on voyages chartered through a chartering subsidiary of SSH, a related party, to the end customer.
(3)Time charter-out revenue primarily consists of revenue earned for certain vessels on time charter, which have been time chartered-out through a chartering subsidiary of SSH, a related party. Additionally, the revenue earned during the year ended December 31, 2025 also consists of $1.2 million of revenue earned from a related party entity that is controlled by the Lolli-Ghetti family with respect to the time charter for STI Spiga.
(4)Related party expenditures included within voyage expenses in the consolidated statements of operations consist of the following:
•Expenses due to SCM, a related party, for commissions related to the commercial management services provided by SCM under the commercial management agreement for vessels that are not in one of the Scorpio Pools. SCM’s services include securing employment, in the spot market and on time charters, for our vessels. Pursuant to the 2024 Revised Master Agreement, effective January 1, 2024, when not in one of the Scorpio Pools, each vessel paid (i) flat fees of $285 per vessel per day for each LR2 vessel and $335 per vessel per day for each Handymax and MR vessel plus commissions on gross revenue per charter fixture of 1.25%. During the year ended December 31, 2023, each vessel paid (i) flat fees of $250 per vessel per day for each LR2 vessel and $300 per vessel per day for each Handymax or MR vessel and (ii) commissions of 1.25% of their gross revenue per charter fixture for LR2, Handymax and MR vessels.
•Voyage expenses also consist of the following:
◦$0.4 million, $0.3 million and $0.5 million charged by related party port agents during the years ended December 31, 2025, 2024, and 2023, respectively. SSH has a majority equity interest in port agents that provide supply and logistical services for vessels operating in their regions.
◦$0.4 million and $0.5 million charged by Geoserve Energy Transport DMC ("Geoserve") during the years ended December 31, 2025 and 2024, respectively, for emission management fees to comply with the EU Emissions Trading System of $350 per vessel per month (plus $150 per vessel per month for vessels that are time chartered-out) and a rate of 1.25% per carbon trade. The agreement with Geoserve is described below.
◦$2.7 million and $0.3 million charged by Fowe Eco Solutions Ltd. ("FOWE") during the years ended December 31, 2025 and 2024, respectively, for its portion of the realized fuel efficiency savings related to the fuel oil-water emulsion Cavitech systems under the licensing agreement, as described below.
(5)Related party expenditures included within vessel operating costs in the consolidated statements of operations consist of the following:
•Technical management fees of $25.9 million, $28.1 million, and $28.3 million charged by SSM, a related party, during the years ended December 31, 2025, 2024, and 2023, respectively. SSM’s services include day-to-day vessel operations, performing general maintenance, monitoring regulatory and classification society compliance, customer vetting procedures, supervising the maintenance and general efficiency of vessels, arranging the hiring of qualified officers and crew, arranging and supervising drydocking and repairs, purchasing supplies, spare parts and new equipment for vessels, appointing supervisors and technical consultants, facilitating vessel related insurance coverage, and providing technical support. SSM administers the payment of salaries to our crew on our behalf. The crew wages that were administered by SSM (and disbursed through related party subcontractors of SSM) were $123.9 million, $134.6 million, and $136.3 million during the years ended December 31, 2025, 2024, and 2023, respectively. The premiums that we pay for the insurance coverage on our vessels are paid to the insurers through an insurance broker (less a retained commission) which has been determined to be a related party. We made payments of $16.8 million, $18.4 million, and $12.2 million to this broker during the years ended December 31, 2025, 2024, and 2023, respectively. SSM's annual technical management fee is a fixed fee of $187,500 per vessel during the years ended December 31, 2025 and 2024 and $175,000 per vessel during the year ended December 31, 2023, plus certain itemized expenses pursuant to the technical management agreement.
•Vessel operating expenses of $5.9 million, $6.7 million, and $4.8 million charged by a related party port agent during the years ended December 31, 2025, 2024, and 2023, respectively.
(6)We have an Amended Administrative Services Agreement with SSH, a related party, for the provision of administrative staff and office space, and administrative services, including accounting, legal compliance, financial and information technology services. SSH also administers the payroll for certain of our employees. The services provided to us by SSH may be sub-contracted to other entities within Scorpio. The expenses incurred under this agreement were recorded in general and administrative expenses in the consolidated statements of operations and were as follows:
•The expense for the year ended December 31, 2025 of $21.6 million included (i) administrative fees of $9.2 million charged by SSH, (ii) restricted stock amortization of $12.4 million, which relates to 766,129 shares of restricted stock that was issued in the current or in prior years to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan, and (iii) the reimbursement of expenses of $12,788 to SCM and $17,660 to SSH.
•The expense for the year ended December 31, 2024 of $19.4 million included (i) administrative fees of $9.9 million charged by SSH, (ii) restricted stock amortization of $9.5 million, which relates to 803,334 shares of restricted stock that was issued in the current or in prior years to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan, and (iii) the reimbursement of expenses of $1,659 to SCM.
•The expense for the year ended December 31, 2023 of $15.5 million included (i) administrative fees of $10.5 million charged by SSH, (ii) restricted stock amortization of $5.0 million, which relates to the issuance of 695,400 shares of restricted stock that was issued in the current or in prior years to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan, and (iii) the reimbursement of expenses of $25,145 to SSH and $26,653 to SCM.
(7)These amounts represent bunkers purchased from a related party which, for vessels operating in the spot market, are initially recorded as part of inventory on the balance sheet prior to being consumed.
We had the following balances with related parties, which have been included in the consolidated balance sheets:

	As of December 31,
In thousands of U.S. dollars	2025	2024
Assets:
Prepaid expenses and accounts receivable (due from the Scorpio Pools) (1)	$158,860	$136,812
Accounts receivable (Geoserve) (2)	11,722	—
Prepaid expenses (SSM) (3)	4,210	5,375
Prepaid expenses and accounts receivable (SSH)	1,412	478
Prepaid expenses (SCM)	6	26
Prepaid expenses (related party port agent)	1	385
Other assets (pool working capital contributions) (4)	39,644	45,761
Liabilities:
Accounts payable and accrued expenses (related party insurance broker)	3,375	2,240
Accounts payable and accrued expenses (related party port agents)	2,675	2,399
Accounts payable and accrued expenses (SSM)	1,703	3,277
Accounts payable and accrued expenses (SCM)	697	265
Accounts payable and accrued expenses (owed to the Scorpio Pools)(5)	590	3,471
Accounts payable and accrued expenses (SSH)	452	459
Accounts payable (related party bunker supplier)	264	579
Accounts payable (related party carbon emission manager)	60	71
Accrued expenses (FOWE)	24	85
(1)Accounts receivable due from the Scorpio Pools relate to hire receivables for revenues earned and receivables from working capital contributions. Upon entrance into such pools, all vessels are required to make working capital contributions of both cash and bunkers. Additional working capital contributions can be made from time to time based on the operating needs of the pools. These amounts are accounted for and repaid as follows:
•For vessels in the Scorpio LR2 Pool, Scorpio MR Pool, Scorpio Handymax Tanker Pool and Mercury Pool, the initial contribution amount is repaid, without interest, upon a vessel’s exit from the pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned or lease financed vessels we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the consolidated balance sheets.
•For time or bareboat chartered-in vessels we classify the initial contributions as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract. Any additional working capital contributions are repaid when sufficient net revenues become available to cover such amounts.
(2)Accounts receivable due from Geoserve represent amounts due to us for carbon credits that Geoserve acquired on our behalf for compliance with the EU ETS and related to revenue earned for voyages in the pools, spot market or on time charter (as described below).
(3)Prepaid expenses from SSM primarily relate to advances made for vessel operating expenses (such as crew wages) that will either be reimbursed or applied against future costs.
(4)Represents the non-current portion of working capital receivables as described above.
(5)Accounts payable and accrued expenses owed to the Scorpio Pools relate to expenses incurred by the Scorpio Pools on behalf of certain of our vessels.
Other transactions
In August 2021, we acquired a minority interest in a portfolio of nine product tankers, which at the time consisted of five dual-fuel MR methanol tankers (built between 2016 and 2021) along with four ice class 1A LR1 product tankers (two were sold during the fourth quarter of 2021 and one was sold during the third quarter of 2024). An LR1 product tanker that is part of this joint venture is technically managed by SSM.
Pursuant to the 2024 Revised Master Agreement with SCM and SSM, in the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of commercial and technical management fees would be due and payable upon the sales of these vessels.
During the year ended December 31, 2025, we sold five MRs and an LR2 product tanker (STI Maestro, STI Battery, STI Venere, STI Milwaukee, STI Yorkville, and STI Lobelia). Termination fees of $0.2 million and $0.1 million were paid to SCM and SSM, respectively as a result of these sales. Additionally, $0.8 million and $0.6 million to SCM and SSM, respectively, remained accrued as of December 31, 2025.
During the year ended December 31, 2024, we sold 12 vessels consisting of 11 MRs and an LR2 product tanker (STI Tribeca, STI Larvotto, STI Le Rocher, STI Manhattan, STI Beryl, STI Onyx, STI Garnet, STI Ruby, STI Topaz, STI San Antonio, STI Texas City, and STI Lily). Termination fees of $1.8 million and $1.0 million were paid to SCM and SSM, respectively, as a result of these sales. Additionally, $0.1 million and $0.1 million were paid to SCM and SSM respectively, in the first quarter of 2025 with respect to these sales.
In November 2025, we entered into agreements to purchase four scrubber-fitted MR newbuilding product tankers, which are currently under construction at Jingjiang Nanyang Shipbuilding Co., Ltd. in China. A related party entity controlled by the Lolli-Ghetti family has a 15% minority interest in the seller of these vessels.
We have established a provident fund dedicated to our seafarers and have contributed an aggregate of $5.8 million to this fund. This fund is a defined contribution plan whereby we provide matching contributions from the fund assets pursuant to the terms and conditions set forth in the plan. Company matching contributions to the seafarers began during the year ended December 31, 2024, and the fund disbursed $0.3 million and $0.2 million from this plan during the years ended December 31, 2025 and 2024, respectively. This plan is administered by SSM on behalf of our seafarers.
The EU Emissions Trading System (EU ETS), which came into effect on January 1, 2024, is a cap-and-trade system designed to limit greenhouse gas emissions from industries in the European Union. The Fuel EU Maritime Regulation is a complementary regulation to the EU ETS, which was effective January 1, 2025, ensuring that the greenhouse gas intensity of fuels used by the shipping sector will gradually decrease over time. In March 2024, we entered into an agreement with Geoserve, effective January 1, 2024, which is majority owned by the Lolli-Ghetti family, to serve as our emissions manager. Geoserve's services include, among others, emission data monitoring and correction for commercial and regulatory compliance and procurement of carbon credits from EU approved carbon traders. Under this agreement, we pay Geoserve emissions management fees of $350 per vessel per month (plus $150 per vessel per month for vessels time chartered-out) and a commission of 1.25% per carbon trade.
In May 2024, we entered into a licensing agreement with FOWE whereby FOWE's fuel oil-water emulsion Cavitech systems will be installed across our entire fleet. Cavitech is FOWE's proprietary technical solution that enables cavitation treatment on various materials for instantaneous mixing, heat treatment, dispersion, and alteration of chemical bonds, the benefits of which include the elimination of unwanted sludge deposits, a cleaner, more efficient fuel burn and reduced nitrogen oxide emissions. Under the terms of the licensing agreement, we do not pay any upfront costs but pay FOWE 33% of realized savings. Cavitech devices on our vessels have been installed on 76 of our vessels. Scorpio Holdings Limited, a related party, owns a minority interest in FOWE.
 Key management remuneration
The table below shows key management remuneration for the years ended December 31, 2025, 2024, and 2023:

	For the year ended December 31,
In thousands of U.S. dollars	2025	2024	2023
Short-term employee benefits	$21,461	$25,557	$27,972
Share-based compensation (1)	44,029	36,431	31,702
Total	$65,490	$61,988	$59,674

(1)Represents the amortization of restricted stock issued under our 2013 Equity Incentive Plan as described in Note 16.
For the purpose of the table above, key management are those persons who have authority and responsibility for making strategic decisions, and managing operating, financial and legal activities.
We have entered into employment agreements with the majority of our executives. These employment agreements remain in effect until terminated in accordance with their terms upon not less than between 24 months' and 36 months' prior written notice, depending on the terms of the employment agreement applicable to each executive. Pursuant to the terms of their respective employment agreements, our executives are prohibited from disclosing or unlawfully using any of our material confidential information.
Upon a change in control of us, the annual bonus provided under the employment agreement becomes a fixed bonus of between 150% and 250% of the executive’s base salary, and the executive may receive an assurance bonus equal to the fixed bonus, depending on the terms of the employment agreement applicable to each executive.
Any such executive may be entitled to receive upon termination an assurance bonus equal to such fixed bonus and an immediate lump-sum payment in an amount equal to three times the sum of the executive’s then current base salary and the assurance bonus, and he will continue to receive all salary, compensation payments and benefits, including additional bonus payments, otherwise due to him, to the extent permitted by applicable law, for the remaining balance of his then-existing employment period. If an executive’s employment is terminated for cause or voluntarily by the employee, he shall not be entitled to any salary, benefits or reimbursements beyond those accrued through the date of his termination, unless he voluntarily terminated his employment in connection with certain conditions. Those conditions include a change in control combined with a significant geographic relocation of his office, a material diminution of his duties and responsibilities, and other conditions identified in the employment agreement.
There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.